BLACKROCK FUNDS(SM)


   SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2002


INVESTMENT POLICIES

With respect to when-issued purchases, forward commitments, currency swaps and other transactions that otherwise would require the segregation of liquid assets with a Portfolio's custodian, the appropriate adviser will designate liquid assets on its books and records to provide coverage for those transactions.


This Supplement is dated April 19, 2002.